UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2017

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of 2U, Inc. (the “Company”), filed with the Securities and Exchange Commission on July 3, 2017 (the “Form 8-K”), which reported under Item 2.01 the completion of the Company’s acquisition, through its wholly owned subsidiary, of all of the outstanding equity interests of Get Educated International Proprietary Limited (“GetSmarter”), resulting in GetSmarter becoming an indirect wholly owned subsidiary of the Company (the “GetSmarter Acquisition”). This amendment to the Form 8-K is filed to provide the financial statements, and the related notes thereto, of GetSmarter and the pro forma financial information of the Company as required by Item 9.01.

Item 9.01              Financial Statements and Exhibits

(a)         Financial statements of business acquired

Condensed consolidated audited financial statements of GetSmarter and its subsidiaries as of and for the years ended December 31, 2016 and 2015, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company, as of and for the year ended December 31, 2016, and for the six months ended June 30, 2017, giving effect to the GetSmarter Acquisition, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)          Exhibits

Exhibit Number	Exhibit Description

2.1

Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, GetSmarter, the shareholders of GetSmarter, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on May 4, 2017).

2.2

Addendum to the Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, GetSmarter, the shareholders of GetSmarter, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 3, 2017).

23.1	Consent of Grant Thornton LLP, independent auditors for GetSmarter, dated August 7, 2017.

99.1	Condensed consolidated audited financial statements of GetSmarter and its subsidiaries as of and for the years ended December 31, 2016 and 2015, and the related notes thereto.

99.2	Unaudited pro forma condensed combined financial information of the Company, as of and for the year ended December 31, 2016, and for the six months ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Christopher J. Paucek
Name:	Christopher J. Paucek
Title:	Chief Executive Officer

Date: August 7, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1

Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, GetSmarter, the shareholders of GetSmarter, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on May 4, 2017).

2.2

Addendum to the Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, GetSmarter, the shareholders of GetSmarter, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 3, 2017).

23.1	Consent of Grant Thornton LLP, independent auditors for GetSmarter, dated August 7, 2017.

99.1	Condensed consolidated audited financial statements of GetSmarter and its subsidiaries as of and for the years ended December 31, 2016 and 2015, and the related notes thereto.

99.2	Unaudited pro forma condensed combined financial information of the Company, as of and for the year ended December 31, 2016, and for the six months ended June 30, 2017.